Exhibit 99.1

Law Offices of David C. McGrail
676A Ninth Avenue #211
New York, NY 10036
Tel: (646) 290-6496
Fax: (646) 224-8377
David C. McGrail (DM 3904)
Counsel To PubliCARD, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

:
		:	Chapter 11
In re:	PUBLICARD, INC.,	:	Case No. 07-11517 (RDD)
:
	Debtor	:
:
:
:

MONTHLY CONSOLIDATED STATEMENT
FOR THE PERIOD ENDED JUNE 30, 2007

MONTHLY RECEIPTS:	$86,932

MONTHLY DISBURSEMENTS:	$25,448

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE:	17-Jul-07	By:	/s/ Stephen Spitzer

		Title:	Principal Financial Officer

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PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Operations
For Period Ending June 30, 2007
Accrual Basis

	Current Month June 30, 2007	Year-To-Date June 30, 2007	Case-To-Date May 17, 2007 June 30, 2007
Revenue	$-	$-	$-
Operating Expenses
Direct Cost Of Revenue	$-	$-	$-
Selling, General and Administrative	$36,174.09	$53,026.26	$53,026.26
Depreciation Of Fixed Assets	$95.65	$191.30	$191.30
Total Operating Expenses	$36,269.74	$53,217.56	$53,217.56
Operating Gain/(Loss)	$(36,269.74)	$(53,217.56)	$(53,217.56)

Other Expense/(Income)
Interest Expense	$-	$-	$-
Loss/(Gain) On The Sale Of Assets	$-	$-	$-
Claim Settlement	$-	$-	$-
Insurance Settlements	$(71,915.68)	$(71,915.68)	$(71,915.68)
Interest Income	$(142.13)	$(180.72)	$(180.72)
Gain/(Loss) Before Reorganizational Items and Taxes	$35,788.07	$18,878.84	$18,878.84

Reorganization Professional Fees (Estimated and Accrued) (1)	$4,500.00	$8,000.00	$8,000.00
Gain/(Loss) Before Income Taxes	$31,288.07	$10,878.84	$10,878.84

Provision For Income Taxes	$-	$-	$-
Net Gain/(Loss)	$31,288.07	$10,878.84	$10,878.84

Deficit Beginning of Period	$-	$-	$-
Deficit End Of Period	$31,288.07	$10,878.84	$10,878.84

(1) Includes estimated and accrued fees for debtor professionals.

PubliCARD, Inc.
(Debtor-In-Possession)
Balance Sheet
For Period Ending June 30, 2007

2007 Balance Sheet
Current Assets
Cash	$99,674
Restricted Cash	$-
Due From Related Parties	$-
Accounts Receivable-Net	$(268)
Inventory Net	$-
Prepaid Rent	$-
Prepaid Insurance	$27,340
Prepaid Expenses	$19,200
Total Current Assets	$145,946

Property, Plant, & Equipment - Gross	$14,404
Accumulated Depreciation	$(10,279)
Property, Plant, & Equipment - Net	$4,125
Intangibles - Gross	$-
Accumulated Amortization	$-
Intangibles - Net	$-
Organizational Costs	$-
Other - Non-Current	$-
Total Assets	$150,071
Post-Petition Liabilities
Cash Overdrafts	$-
Accounts Payable	$8,300
Deferred Subscription Revenues	$-
Accrued Payroll/Commission	$3,018
Honey Deferred Closing Payments	$-
Other Current Liabilities/Accrued Professional Fees (Estimated)	$8,000
Total Post Petition Current Liabilities	$19,318

Pre-Petition Liabilities
Cash Overdrafts	$-
Accounts Payable	$269,491
Deferred Revenues	$-
Accrued Payroll/Commission	$-
Obligations For Capital Leases Current	$-
Other Current Liabilities	$19,800
Total Pre- Petition Current Liabilities	$289,291

Interest Payable	$-
Other Long Term Liabilities	$-
$-

Total Liabilities	$308,609
Stockholders Deficit
Class A Preferred Stock Second Series, no par value:1,000 shares authorized 465 shares issued and outstanding	$2,325,000
Common shares, $0.10 par value: 40,000,000 shares authorized; 24,940,902 shares outstanding	$2,494,090
Additional paid-in capital	$108,624,824
Accumulated deficit	$(113,602,452)
Total Stockholders Equity/(Deficit)	$(158,538)

Total Liabilities and Stockholder Equity	$150,071
$(0)

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Cash Flow
For Period Ending June 30, 2007

	Current Month June 30, 2007	Year-To-Date June 30, 2007	Case-To-Date May 17, 2007 June 30, 2007
Net Gain/(Loss)	$31,288	$10,879	$10,879
(Less)/Add: Depreciation (1)	$96	$192	$192
(Less)/Add: Amortization	$-	$-	$-
EBITDA	$31,384	$11,071	$11,071

Working Capital Changes (Increase)/Decrease In Net Assets
Net Accounts Receivable	$13,632	$13,632	$13,632
Net Inventory	$-	$-	$-
Prepaid & Other Expenses	$7,966	$15,932	$15,932

Increase/(Decrease) In Liabilities
Bank Overdrafts	$-	$-	$-
Accounts Payable	$3,316	$8,300	$8,300
Deferred Revenues	$-	$-	$-
Accrue Payroll/Commission	$686	$3,017	$3,017
Other Current Liabilities	$4,500	$8,000	$8,000
Other Non-Current Liabilities	$-	$-	$-
Total Increase/(Decrease) In Working Capital	$30,100	$48,881	$48,881

Operating Cash Flow	$61,484	$59,952	$59,952
Less :Capital Expenditures	$-	$-	$-
Less :Additions To Intangibles	$-	$-	$-
(Less)/Add: Change in Interest Payable	$-	$-	$-
Net Free Cash Flow	$61,484	$59,952	$59,952
Change To Debt Payable	$-	$-	$-
Proceeds From The Sale Of Securities	$-	$-	$-
Net Cash Flow	$61,484	$59,952	$59,952
Cash Balance At End Of Period	$99,674	$99,674	$99,674
Less Cash Balance At Beginning Of Period	$(38,190)	$(39,723)	$(39,723)
Net Increase/(Decrease) In Cash	$61,484	$59,952	$59,952

(1) Represents non cash expenses added back for cash flow purposes

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Receipts And Disbursements
For Period Ending June 30, 2007

30-Jun 2007
Disbursements
Checks Cut From Operating Account	$13,419
Wires From Operating Account	$-
Payments To Professionals	$-
Voided Checks	$-
Benefits	$-
Payroll and Associated Taxes	$11,525
Bank and Payroll fees	$504
Taxes	$-
Wires From Depository Account	$-
Disbursements From Depository Account	$-
Principal Repaments	$-
Total Disbursements	$25,448
Receipts
Customer Cash Receipts	$-
Wires From Customers	$-
Wires From Depository Account	$-
Voided Checks	$1,243
Asset Disposition	$-
Interest Income	$142
A/R Receipts	$13,632
Insurance Settlements	$71,915
Total Receipts	$86,932
Net Inflow/(Outflow)	$61,484

PubliCARD, Inc.
(Debtor-In-Possession)
Disbursement List
For Period Ending June 30, 2007

30-Jun 2007
Disbursements
Altman Group	$4,144
Wachovia Bank	$300
Triax	$4,793
Iron Mountain	$2,355
Sarachek	$7,500
Spitzer	$5,038
Payroll Taxes	$637
ADP	$681
Total	$25,448

Wachovia
Bank Reconciliation

Account	Bank Balance	Book Balance	Variance
2030000846371	$99,674.00	$99,674.00	$-

Checks Outstanding Number	Payee	Amount
Total		$-

Deposits In Transit

Net Adjustments		$-
$-

PubliCARD, Inc.
(Debtor-In-Possession)
Variance To Budget
For Period Ending June 30, 2007
Accrual Basis

	Actual June 30, 2007	Projected June 30, 2007	Variance June 30, 2007
Revenue	$-	$-	$-

Operating Expenses
Wages and Payroll Taxes	$12,161.00	$12,258.00	$97.00
Rent	$4,793.00	$3,000.00	$(1,793.00)
Insurance Expense	$7,965.00	$7,965.00	$-
Office Expenses	$3,079.00	$4,000.00	$921.00
Other Expenses	$9,418.28	$2,000.00	$(7,418.28)
Depreciation Of Fixed Assets	$95.65	$95.65	$-
Total Operating Expenses	$37,511.93	$29,318.65	$(8,193.28)
Operating Gain/(Loss)	$(37,511.93)	$(29,318.65)	$(8,193.28)

Other Expense/(Income)
Interest Expense	$-	$-	$-
Loss/(Gain) On The Sale Of Assets	$-	$-	$-
Claim Settlement	$-	$-	$-
Insurance Settlements	$(71,915.00)	$(71,500.00)	$415.00
Interest Income	$(133.00)	$-	$133.00
Gain/(Loss) Before Reorganizational Items and Taxes	$34,536.07	$42,181.35	$(8,741.28)
Reorganization Professional Fees (Estimated and Accrued)	$4,500.00	$6,000.00	$1,500.00
Gain/(Loss) Before Income Taxes	$30,036.07	$36,181.35	$(6,145.28)
Provision For Income Taxes	$-	$-	$-
Net Gain/(Loss)	$30,036.07	$36,181.35	$(6,145.28)

PubliCARD, Inc.
(Debtor-In-Possession)
Budget
For Period Ending July 31, 2007
Accrual Basis

Projected July 31, 2007
Revenue	$-

Operating Expenses
Wages and Payroll Taxes	$12,258.00
Rent	$3,750.00
Insurance Expense	$7,965.00
Office Expenses	$4,000.00
Other Expenses	$4,000.00
Depreciation Of Fixed Assets	$95.65
Total Operating Expenses	$32,068.65
Operating Gain/(Loss)	$(32,068.65)
Other Expense/(Income)
Interest Expense	$-
Loss/(Gain) On The Sale Of Assets	$-
Claim Settlement	$-
Insurance Settlements	$-
Interest Income	$-
Gain/(Loss) Before Reorganizational Items and Taxes	$(32,068.65)
Reorganization Professional Fees (Estimated)	$6,000.00
Gain/(Loss) Before Income Taxes	$(38,068.65)
Provision For Income Taxes	$-
Net Gain/(Loss)	$(38,068.65)

PubliCARD, Inc.
(Debtor-In-Possession)
Debtor Questionnaire
For Period Ending June 30, 2007

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X